SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2002

VANS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-19402	33-0272893

(Commission File Number)	(I.R.S. Employer Identification No.)

15700 Shoemaker Avenue, Santa Fe Springs, California 90670-5515

(Address of Principal Executive Offices)        (Zip Code)

(562) 565-8267

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

(c)  Exhibits

     99.1 News Release of the Registrant, dated May 23, 2002

Item 9. Regulation FD Disclosure

     On May 23, 2002, the Registrant issued the News Release attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANS, INC.
(Registrant)

Date: May 24, 2002	By /s/ Craig E. Gosselin

Craig E. Gosselin Vice President and General Counsel

Exhibit Index

Exhibit		Page No.

99.1	News Release of the Registrant, dated May 23, 2002